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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): SEPTEMBER 6, 2002
                                                         -----------------


                            SFBC INTERNATIONAL, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

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              FLORIDA                             001-16119                           59-2407464
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  (State or other jurisdiction of           (Commission File No.)         (IRS Employer Identification No.)
           incorporation)
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                   11190 BISCAYNE BLVD., MIAMI, FLORIDA 33181
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 305-895-0304


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On September 6, 2002, SFBC International, Inc. ("SFBC") through its wholly-owned subsidiary, SFBC New Drug Services, Inc. ("SFBC NDS") acquired New Drug Services, Inc. ("NDS"), located in Kennett Square, Pennsylvania. NDS provided early clinical drug development, biostatistical, data management and consulting services to the pharmaceutical and biotechnology industries. SFBC NDS purchased substantially all of the assets and assumed all of the operating liabilities of NDS. The net assets purchased from NDS were approximately $1,650,000, which included approximately $815,000 of cash. The net impact of the NDS acquisition to cash and cash equivalents on SFBC's balance sheet was approximately $7,185,000. The purchase price consisted of (i) $8,000,000 in cash paid at the closing, and (ii) $2,500,000 of the Company's common stock (234,060 shares) which is being held in escrow. The release of these shares from escrow is contingent upon the combined achievement by NDS (pre-acquisition) and SFBC NDS (post-acquisition) of certain conditions based upon earnings before the deduction of interest, taxes, depreciation and amortization ("EBITDA") for 2002. In the event that this EBITDA milestone is not met, some or all of the 234,060 shares of stock will be cancelled and returned to SFBC. Additionally, under the terms of the asset purchase agreement NDS will have the opportunity to achieve earn-out payments contingent on SFBC NDS meeting annual pre-tax income targets over the next three 12 month periods beginning on October 1, 2002.

SFBC used its own cash without borrowing any funds to consummate the transaction.

All of the employees of NDS have become employees of SFBC NDS including its chief executive officer and largest stockholder, Dr. Michael P. Adams. In conjunction with the asset purchase, the SFBC NDS entered into a five-year employment agreement with Dr. Michael P. Adams and three-year employment agreements with the remaining NDS stockholders who were formerly employees of NDS. SFBC NDS is continuing the business of NDS.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

a.       Financial statements of business acquired.

         The financial statements of NDS for the year ended December 31, 2001 shall be filed not later than 60 days after the date that this initial report on Form 8-K is required to be filed.

b.       Pro forma financial information

         The pro forma financial information for the year ended December 31, 2001 and the six months ended June 30, 2002 shall be filed not later than 60 days after the date that this initial report on Form 8-K is required to be filed.

c.       Exhibits

Exhibit No.      Exhibit
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2                Asset Purchase Agreement(1)(2)


     (1) Confidential portions omitted and filed separately with the Commission pursuant to a Request For Confidential Treatment.

     (2) The following Schedules and Exhibits have been omitted in accordance with Regulation S-B Item 601(b)(2), and will be made available to the SEC upon request:

          a. Schedule 3.02 Assigned Contracts; Obligations under Licenses and Permits
          b.   Schedule 4.06 Allocation of Purchase Price
          c.   Schedule 6.02 Qualifications to do Business
          d.   Schedule 6.04 Consents and Approvals
          e.   Schedule 6.07 Absence of Certain Changes or Events
          f.   Schedule 6.08 Tax Matters
          g.   Schedule 6.12 Leased Real Property
          h.   Schedule 6.13(a) Equipment and Machinery
          i.   Schedule 6.14 Intellectual Property
          j.   Schedule 6.17(c) Employee Benefit Plans
          k.   Schedule 6.19 Licenses and Permits
          l.   Schedule 6.21 Insurance
          m.   Schedule 6.22 Contracts and Commitments
          n.   Schedule 6.26 Stockholders
          o.   Schedule 6.28 Related Party Transactions
          p.   Schedule 7.02 Qualifications To Do Business
          q.   Schedule 7.06 Absence of Undisclosed Liabilities
          r.   Schedule 8.01(o) Employee Parties to Stock Option Agreement
          s.   Exhibit A Form of Registration Rights Agreement
          t.   Exhibit B Form of Lock-up Agreement
          u.   Exhibit C Form of Acknowledgement
          v.   Exhibit D Form of Escrow Agreement
          w.   Exhibit E Form of Opinion of Seller's Counsel
          x.   Exhibit F Form of Stock Option Agreement
          y.   Exhibit G Form of Purchaser's Opinion

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     SFBC International, Inc.



                                                     By: /s/ Arnold Hantman
                                                         ------------------
                                                            Arnold Hantman
Date:  September 23, 2002                          Chief Executive Officer